UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2021

Convey Holding Parent, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001–40506	84-2099378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 SE 3rd Avenue, 26th Floor, Fort Lauderdale, Florida 33394
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 559-9358

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CNVY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01          Entry into a Material Definitive Agreement.

On July 12, 2021 (the “Effective Date”), Convey Health Solutions, Inc., a Delaware corporation (the “Company”) and an indirect wholly-owned subsidiary of Convey Holding Parent, Inc., entered into Amendment No. 4 (“Amendment No. 4”), by and among the Company, as borrower, Ares Capital Corporation, as administrative agent and collateral agent (the “Administrative Agent”), and the term lenders party thereto, to the First Lien Credit Agreement, dated as of September 4, 2019, as amended to the date hereof (the “Credit Agreement”).

Amendment No. 4 amends the Credit Agreement to provide for, among other things, (i) the reduction of the Applicable Rate (as defined in the Credit Agreement) for Eurodollar Rate Loans (as defined in the Credit Agreement) from 5.25% to 4.75% and, for Base Rate Loans (as defined in the Credit Agreement), from 4.25% to 3.75%, and (ii) the reduction of the floor for the Eurodollar Rate (as defined in the Credit Agreement) from 1.00% to 0.75% for the Closing Date Term Loans (as defined in the Credit Agreement).

Except as described above, all of the other material terms of the Credit Agreement remain unchanged and in full force and effect. The foregoing summary of Amendment No. 4 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 4, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 4 to First Lien Credit Agreement, dated as of July 12, 2021, by and among Convey Health Solutions, Inc., as borrower, Ares Capital Corporation, as administrative agent and collateral agent, and the term lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVEY HOLDING PARENT, INC.

Date: July 16, 2021	By:	/s/ Timothy Fairbanks
		Name:	Timothy Fairbanks
		Title:	Chief Financial Officer & Executive Vice President